Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
			MONTH ENDED: April 30, 2015



					Securities Purchased
					1

Name of Underwriters		BofA Merrill Lynch / Goldman, Sachs & Co. /
				J.P. Morgan / Barclays / Deutsche Bank
				Securities / Credit Syusse / Morgan
				Standley / William Blair / Stephens,Inc. /
				Telsey Advisory group



Name of Issuer  					Party City Holdco Inc.(PRTY) IPO


Title of Security					70214910


Date of First Offering					04/16/2015


Amount of Total Offering			$	371,875,000.00


Unit Price					$       17.00

Underwriting Spread or Commission		$	1.0625

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	5,100

Number of Shares Purchased				300

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0014%
by Portfolio

Percentage of Offering Purchased by			0.649%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.650%


Percentage of Portfolio Assets				0.03%

Applied to Purchase

Name(s) of Underwriter(s) or				Goldman, Sachs & Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes









				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
		MONTH ENDED: April 30, 2015



					Securities Purchased
					1

Name of Underwriters		Goldman, Sachs & Co. / J.P. Morgan / Sandlre O'neill +
				Partners, L.P./ BMO Capital Markets/ Citigroup/ Credit
				Suisse/Evercore ISI/ UBS Investment Bank/ Academy
				Securities/ CiBC/ Rosenblatt Securities



Name of Issuer  					Virtual Financial, Inc. (VIRT) IPO


Title of Security					92825410


Date of First Offering					04/16/2015


Amount of Total Offering			$	314,113,168.00


Unit Price					$       19.00

Underwriting Spread or Commission		$	1.3300

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	5,700

Number of Shares Purchased				300

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0018%
by Portfolio

Percentage of Offering Purchased by			0.858%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.860%


Percentage of Portfolio Assets				0.04%

Applied to Purchase

Name(s) of Underwriter(s) or				Goldman, Sachs & Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes







				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
			MONTH ENDED: May 31, 2015



					Securities Purchased
					1

Name of Underwriters		J.P. Morgan / Citigroup/ BMO Capital Markets/
				William Blair



Name of Issuer  					aTyr Pharma, Inc. (LIFE)IPO


Title of Security					00212010


Date of First Offering					05/07/2015


Amount of Total Offering			$	75,040,000.00


Unit Price					$       14.00

Underwriting Spread or Commission		$	0.980

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	4,200

Number of Shares Purchased				300

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0056%
by Portfolio

Percentage of Offering Purchased by			0.854%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.860%


Percentage of Portfolio Assets				0.031%

Applied to Purchase

Name(s) of Underwriter(s) or				Citigroup

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes








				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
			MONTH ENDED: June 30, 2015



					Securities Purchased
					1

Name of Underwriters		J.P. Morgan / Goldman, Sachs & Co./ Wells Fargo/
				William Blair/ SunTrust Robinson Humphrey Leerink
				Partners



Name of Issuer  					Evolent Health, Inc. (EVH) IPO


Title of Security					30050B10


Date of First Offering					06/05/2015


Amount of Total Offering			$	195,500,000.00


Unit Price					$       17.00

Underwriting Spread or Commission		$	1.190

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	10,200

Number of Shares Purchased				600

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0052%
by Portfolio

Percentage of Offering Purchased by			1.855%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.860%


Percentage of Portfolio Assets				0.073%

Applied to Purchase

Name(s) of Underwriter(s) or				Goldman, Sachs & Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes








				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
			MONTH ENDED: June 30, 2015



					Securities Purchased
					1

Name of Underwriters		Deutsche Bank Securities/ Goldman, Sachs & Co./
				BofA Merrill Lynch / Barclays/ Credit Suisse/
				J.P. Morgan /Jefferies/  Morgan Stanley /
				Citigroup/ HSBC/ Moelis & Company/Wells Fargo
				Securities/ Lazard/ SunTrust Robinson Humphrey/
				William Blair



Name of Issuer  					Univar Inc. (UNVR) IPO


Title of Security					91336L10


Date of First Offering					06/18/2015


Amount of Total Offering			$	770,00,000.00


Unit Price					$       22.00

Underwriting Spread or Commission		$	1.320

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	22,000

Number of Shares Purchased				1,000

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0029%
by Portfolio

Percentage of Offering Purchased by			1.357%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.360%


Percentage of Portfolio Assets				0.155%

Applied to Purchase

Name(s) of Underwriter(s) or				Deutsche Bank Securities

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes







				Seasons Series Trust
				Multi-Managed Growth Portfolio
			J.P. Morgan Investment Management Inc.
		MONTH ENDED: June 30, 2015



					Securities Purchased
					1

Name of Underwriters		Jefferies/  Morgan Stanley /Credit Suisse /
				Deutsche Bank Securities/ Piper Jaffray/
				BofA Merrill Lynch / Barclays/ Wells Fargo
				Securities/ Macquarie Capital




Name of Issuer  					Fogo De Chao (FOGO) IPO


Title of Security					34417710


Date of First Offering					06/19/2015


Amount of Total Offering			$	88,235,280.00


Unit Price					$       20.00

Underwriting Spread or Commission		$	1.400

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	4,000

Number of Shares Purchased				200

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0045%
by Portfolio

Percentage of Offering Purchased by			1.635%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.640%


Percentage of Portfolio Assets				0.028%

Applied to Purchase

Name(s) of Underwriter(s) or				Jefferies

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes









				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
			MONTH ENDED: June 30, 2015



					Securities Purchased
					1

Name of Underwriters		J.P. Morgan / BofA Merrill Lync /
				Goldman, Sachs & Co. / William Blair /
				Cantor Fitzgerald & Co.




Name of Issuer  					Glaukos Corporation (GKOS) IPO


Title of Security					37732210


Date of First Offering					06/25/2015


Amount of Total Offering			$	108,000,000.00


Unit Price					$       18.00

Underwriting Spread or Commission		$	1.260

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	1,800

Number of Shares Purchased				100

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0017%
by Portfolio

Percentage of Offering Purchased by			0.148%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.50%


Percentage of Portfolio Assets				0.013%

Applied to Purchase

Name(s) of Underwriter(s) or				Goldman, Sachs & Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes






				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
			MONTH ENDED: June 30, 2015



					Securities Purchased
					1

Name of Underwriters		J.P. Morgan / Deutsche Bank Securities /
				UBS Investment Bank / Needham & Company /
				Oppenheimer & Co.




Name of Issuer  					Xactly Corporation (XTLY)IPO


Title of Security					98386L10


Date of First Offering					06/26/2015


Amount of Total Offering			$	56,300,000.00


Unit Price					$       8.00

Underwriting Spread or Commission		$	0.560

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	1,200

Number of Shares Purchased				1,400

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0199%
by Portfolio

Percentage of Offering Purchased by			3.590%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					3.610%


Percentage of Portfolio Assets				0.080%

Applied to Purchase

Name(s) of Underwriter(s) or				Deutsche Bank Securities

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes









				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
			MONTH ENDED: June 30, 2015



					Securities Purchased
					1

Name of Underwriters		J.P. Morgan / Deutsche Bank Securities /
				Wells Fargo Securities / William Blair /
				SunTrust Robinson Humphrey




Name of Issuer  					Teladoc, Inc. (TDOC)IPO


Title of Security					87918A10


Date of First Offering					06/30/2015


Amount of Total Offering			$	156,750,000.00


Unit Price					$       19.00

Underwriting Spread or Commission		$	1.330

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	7,600

Number of Shares Purchased				400

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0048%
by Portfolio

Percentage of Offering Purchased by			2.065%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.070%


Percentage of Portfolio Assets				0.056%

Applied to Purchase

Name(s) of Underwriter(s) or				Deutsche Bank Securities

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes












				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio
				J.P. Morgan Investment Management Inc.
			QUARTER ENDED: September 30, 2015



					Securities Purchased
					1

Name of Underwriters		JPMorgan/  Deutsche Bank Securities/
				Wells Fargo Securities/ Canaccord Genuity/
				Oppenheimer & Co.



Name of Issuer  					ConforMIS, Inc.(CFMS)


Title of Security					20717E10


Date of First Offering					07/01/2015


Amount of Total Offering			$	135,000,000.00


Unit Price					$       15.00

Underwriting Spread or Commission		$	1.05

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	16,500

Number of Shares Purchased				1,100

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.00122%
by Portfolio

Percentage of Offering Purchased by			1.278%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.290%


Percentage of Portfolio Assets				0.073%

Applied to Purchase

Name(s) of Underwriter(s) or				Deutsche Bank Securities

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes






				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio
				J.P. Morgan Investment Management Inc.
			QUARTER ENDED: September 30, 2015



					Securities Purchased
					1

Name of Underwriters		JPMorgan/ Jefferies / BofA Merrill Lynch/
				Credit Suisse/ Piper Jaffray / KeyBanc
				Capital Markets / RBC Capital Markets



Name of Issuer  					Ollie's Bargain Outlet Holdings,Inc.(OLLI)


Title of Security					68111610


Date of First Offering					07/06/2015


Amount of Total Offering			$	142,800,000.00


Unit Price					$       16.00

Underwriting Spread or Commission		$	1.08

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	6,400

Number of Shares Purchased				400

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0045%
by Portfolio

Percentage of Offering Purchased by			2.216%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.220%


Percentage of Portfolio Assets				0.028%

Applied to Purchase

Name(s) of Underwriter(s) or				Jefferies

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes






				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio
				J.P. Morgan Investment Management Inc.
			QUARTER ENDED: September 30, 2015



					Securities Purchased
					1

Name of Underwriters		J.P. Morgan/ Citigroup/ Barclays Deutsche
				Bank Securities/ Morgan Stanley / Wells
				Credit Suisse/ Piper Jaffray / KeyBanc
				Fargo Securities/ LOYAL3 Securities



Name of Issuer  					Blue Buffalo Products, Inc.(BUFF)


Title of Security					09531u10


Date of First Offering					07/22/2015


Amount of Total Offering			$	676,631,080.00


Unit Price					$       20.00

Underwriting Spread or Commission		$	1.05

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	14,000

Number of Shares Purchased				700

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0021%
by Portfolio

Percentage of Offering Purchased by			0.698%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.700%


Percentage of Portfolio Assets				0.062%

Applied to Purchase

Name(s) of Underwriter(s) or				Citigroup

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes



Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio
				J.P. Morgan Investment Management Inc.
			QUARTER ENDED: September 30, 2015



					Securities Purchased
					1

Name of Underwriters		J.P. Morgan/ BofA Merill Lynch/ Wells
				Fargo Securities/ Canaccord Genuity



Name of Issuer  					Penumbra, Inc. (PEN)


Title of Security					70975l10


Date of First Offering					09/18/2015


Amount of Total Offering			$	120,000,000.00


Unit Price					$       30.00

Underwriting Spread or Commission		$	2.10

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	6,000

Number of Shares Purchased				200

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0050%
by Portfolio

Percentage of Offering Purchased by			1.065%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.070%


Percentage of Portfolio Assets				0.029%

Applied to Purchase

Name(s) of Underwriter(s) or				BofA Merill Lynch

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes




				Seasons Series Trust
				Large Cap Growth Portfolio
				Goldman Sachs Asset Management L.P.
			MONTH ENDED: September 30, 2015


					Securities Purchased
					1

Name of Underwriters	(GS) Goldman, Sachs & Co./ Barclays Capital Inc./ Citigroup
				Global markets Inc./ Credit Suissse Securities (USA) LLC
				Deutsche Bank Securities Inc./ J.P. Morgan Securities LLC/
				Jefferies LLC / Merrill Lynch,Pierce, Fenner & Smith,
				Incorporated/ Morgan Stanley & Co. LLC/ Nomura Securities
				International, Inc./ Scott & Stringfellow, LLC/ SMBC
				NikkoSecurities Inc./ UBS Securities LLC



Name of Issuer  					Axalta Coating Systems Ltd


Title of Security					Axalta Coating Systems Ltd


Date of First Offering					08/12/2015


Amount of Total Offering			$	30,000,000.00


Unit Price					$       29.750

Underwriting Spread or Commission		$	0.8925

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				$21,485.00

Dollar Amount of Purchases					$639,178.75


Number of Shares Purchased					21,485.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0717%
by Portfolio

Percentage of Offering Purchased by				5.2951%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						5.3667%

Percentage of Portfolio Assets					0.4136%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup Global Markets

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes


Seasons Series Trust
				Mid Cap Value Portfolio
				Goldman Sachs Asset Management L.P.
			MONTH ENDED: September 30, 2015



					Securities Purchased
					1

Name of Underwriters	(GS) Goldman, Sachs & Co./ Barclays Capital Inc./ Citigroup
				Global markets Inc./ Credit Suissse Securities (USA) LLC
				Deutsche Bank Securities Inc./ J.P. Morgan Securities LLC/
				Keefe, Bruyette & Woods, Inc./ Merrill Lynch, Pierce, Fenner & Smith,
				Incorporated/ Morgan Stanley & Co. LLC/ RBS Securities Inc.
				Sandler, O'neill & Partners, L.P./ UBS Securities LLC/ Wells Fargo
				Securities, LLC



Name of Issuer  					Citizens Financial Group


Title of Security					Citizens Financial Group Inc


Date of First Offering					07/28/2015


Amount of Total Offering			$	86,000,000.00


Unit Price					$       26.000

Underwriting Spread or Commission		$	0.3120

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				$19,622.00

Dollar Amount of Purchases					$510,172.00


Number of Shares Purchased					19,622.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0229%
by Portfolio

Percentage of Offering Purchased by				5.5063%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						5.5291%

Percentage of Portfolio Assets					0.4300%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley & Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes






				Seasons Series Trust
				Small Cap Portfolio (a/c 290410)
				J.P. Morgan Investment Management Inc.
			QUARTER ENDED: September 30, 2015



					Securities Purchased
					1

Name of Underwriters		JPMorgan/  Deutsche Bank Securities/
				Wells Fargo Securities/ Canaccord Genuity/
				Oppenheimer & Co.



Name of Issuer  					ConforMIS, Inc.(CFMS)


Title of Security					20717E10


Date of First Offering					07/01/2015


Amount of Total Offering			$	135,000,000.00


Unit Price					$       15.00

Underwriting Spread or Commission		$	1.05

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	60,000

Number of Shares Purchased				4,000

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0444%
by Portfolio

Percentage of Offering Purchased by			1.246%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.290%


Percentage of Portfolio Assets				0.067%

Applied to Purchase

Name(s) of Underwriter(s) or				Deutsche Bank Securities

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes





				Seasons Series Trust
				Small Cap Portfolio (a/c 290410)
				J.P. Morgan Investment Management Inc.
			QUARTER ENDED: September 30, 2015



					Securities Purchased
					1

Name of Underwriters		JPMorgan/ Jefferies / BofA Merrill Lynch/
				Credit Suisse/ Piper Jaffray / KeyBanc
				Capital Markets / RBC Capital Markets



Name of Issuer  					Ollie's Bargain Outlet Holdings,Inc.(OLLI)


Title of Security					68111610


Date of First Offering					07/06/2015


Amount of Total Offering			$	142,800,000.00


Unit Price					$       16.00

Underwriting Spread or Commission		$	1.08

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	22,400

Number of Shares Purchased				1,400

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0157%
by Portfolio

Percentage of Offering Purchased by			2.204%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.220%


Percentage of Portfolio Assets				0.025%

Applied to Purchase

Name(s) of Underwriter(s) or				Jefferies

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes




				Seasons Series Trust
				Small Cap Portfolio (a/c 290410)
				J.P. Morgan Investment Management Inc.
			QUARTER ENDED: September 30, 2015



					Securities Purchased
					1

Name of Underwriters		J.P. Morgan/ Citigroup/ Barclays Deutsche
				Bank Securities/ Morgan Stanley / Wells
				Credit Suisse/ Piper Jaffray / KeyBanc
				Fargo Securities/ LOYAL3 Securities



Name of Issuer  					Blue Buffalo Products, Inc.(BUFF)


Title of Security					09531U10


Date of First Offering					07/22/2015


Amount of Total Offering			$	676,631,080.00


Unit Price					$       20.00

Underwriting Spread or Commission		$	1.05

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	56,000

Number of Shares Purchased				2,800

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0083%
by Portfolio

Percentage of Offering Purchased by			0.692%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.700%


Percentage of Portfolio Assets				0.062%

Applied to Purchase

Name(s) of Underwriter(s) or				Citigroup

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes





				Seasons Series Trust
				Small Cap Portfolio (a/c 290410)
				J.P. Morgan Investment Management Inc.
			QUARTER ENDED: September 30, 2015



					Securities Purchased
					1

Name of Underwriters		J.P. Morgan/ BofA Merill Lynch/ Wells
				Fargo Securities/ Canaccord Genuity



Name of Issuer  					Penumbra, Inc. (PEN)


Title of Security					70975l10


Date of First Offering					09/18/2015


Amount of Total Offering			$	120,000,000.00


Unit Price					$       30.00

Underwriting Spread or Commission		$	2.10

Rating							N/A

Maturity Date						N/A

Current Yield						N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political				N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased			N/A

Dollar Amount of Purchases			$	18,000

Number of Shares Purchased				600

Years of Continuous Operation				3+

Percentage of Offering Purchased			0.0150%
by Portfolio

Percentage of Offering Purchased by			1.055%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.070%


Percentage of Portfolio Assets				0.022%

Applied to Purchase

Name(s) of Underwriter(s) or				BofA Merill Lynch

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"			Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group			No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 			Yes